SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               June 12, 2006
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               (Date of Report: Date of earliest event reported)


                                 GWIN, Inc.
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           (Exact name of registrant as specified in its charter)


          Delaware             000-24520                  04-3021770
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


              5092 South Jones Boulevard, Las Vegas, Nevada 89118
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (702) 967-6000
                                                    --------------

                                NA
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01.  Regulation FD Disclosure

     On June 12, 2006, GWIN, Inc. issued a press release announcing its CEO will start writing a column in Millionaire magazine. A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  Financial statements and Exhibits

     The following exhibit is not to be considered "filed" under the Securities Act of 1934, as amended and shall not be incorporated by reference into any of GWIN, Inc.'s other filings with the Securities and Exchange Commission.

(c) Exhibits.

     Exhibit 99.1     Press Release dated June 12, 2006

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          GWIN, Inc.


                                          By: /s/
                                             ----------------------------
Date: June 12, 2006                          Jeff Johnson, Chief Financial
                                             Officer